UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2026

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41655	98-1262185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 334-7066

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value Warrants, each exercisable for 1.11829212 Common Shares	NB NIOBW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC
Common Share Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 3.03 below is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

As previously disclosed, the Board of Directors (the “Board”) of NioCorp Developments Ltd. (the “Company”) previously approved the Company’s limited-duration shareholder rights plan (the “Rights Plan”) as set forth in the Shareholder Rights Plan Agreement, dated as of November 21, 2025 (the “Original Rights Plan Agreement”), by and between the Company and Computershare Investor Services Inc., as rights agent (or any successor rights agent) (the “Rights Agent”).

On April 6, 2026, following approval by the Company’s shareholders at the Annual Meeting (as defined below), the Company entered into an Amended and Restated Shareholder Rights Plan Agreement (the “Amended Rights Plan Agreement”), by and between the Company and the Rights Agent, which amends and restates the Original Shareholder Rights Plan Agreement in its entirety.

The Rights Plan pursuant to the Original Rights Plan Agreement had an initial term of six months and would have expired on May 21, 2026, or earlier upon the redemption of the Rights (as defined within the Amended Rights Plan Agreement) or, provided that a Flip-In Event (as defined within the Amended Rights Plan Agreement) has not occurred, at such date or time as the Board may determine in its sole discretion (the “Expiration Time”). The Amended Rights Plan Agreement amends the definition of the Expiration Time of the Rights Plan to be 5:00 p.m. (Toronto time) on the date of the Company’s annual general meeting of shareholders held in 2027, or earlier upon the redemption of the Rights, or provided that a Flip-In Event has not occurred, at such date or time as the Board may determine in its sole discretion.

The descriptions of the Rights and the Rights Plan are incorporated herein by reference to the description under the heading “Particulars of Matters to Be Acted Upon—VI – Approve Amendment and Extension of Company’s Shareholder Rights Plan” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on February 25, 2026, and are qualified in their entirety by reference to the full text of the Amended Rights Plan Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2026, at the Annual Meeting, the Company’s shareholders considered and approved the NioCorp Developments Ltd. Long Term Incentive Plan, as amended (the “2017 Amended Long-Term Incentive Plan”), which amended and restated the prior amendment and restatement of the NioCorp Developments Ltd. Long Term Incentive Plan that was approved by the Company’s shareholders on January 19, 2024 (the “2017 Long-Term Incentive Plan”).

Under the 2017 Amended Long-Term Incentive Plan, the Board may in its discretion from time to time grant options (“Options”) to purchase Common Shares, without par value, of the Company (“Common Shares”), share units (in the form of restricted share units (“RSUs”) and performance share units (collectively with RSUs, “Share Units”)) and dividend equivalents to directors, employees and certain other service providers (as defined in the 2017 Amended Long-Term Incentive Plan) of the Company and affiliated entities selected by the Board. Subject to adjustment as provided in the 2017 Amended Long-Term Incentive Plan, the number of Common Shares available under the 2017 Amended Long-Term Incentive Plan for awards of (1) Options, (2) Share Units, and (3) dividend equivalents, will not exceed, in the aggregate, 11,300,000 Common Shares, minus, as of April 6, 2026, one Common Share for every one Common Share subject to an award granted under the 2017 Long-Term Incentive Plan after February 9, 2026 and before April 6, 2026. Such Common Shares may be shares of original issuance or treasury shares or a combination of the two. The finite share limit described above replaced the “evergreen” share limit that had previously been used the 2017 Long-Term Incentive Plan. Subject to the share counting rules of the 2017 Amended Long-Term Incentive Plan, the aggregate number of Common Shares available under the 2017 Amended Long-Term Incentive Plan will be reduced by one Common Share for every one Common Share subject to an award granted under the 2017 Amended Long-Term Incentive Plan.

Under the 2017 Amended Long-Term Incentive Plan, subject to adjustment as provided in the 2017 Amended Long-Term Incentive Plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of stock options intended to qualify as “incentive stock options” under Section 422 of the United States Internal Revenue Code will not exceed 11,300,000 Common Shares. The 2017 Amended Long-Term Incentive Plan also made the following other changes from the 2017 Long-Term Incentive Plan (in addition to certain non-material amendments of a housekeeping nature):

●	implemented updated share counting and recycling provisions, including to provide as follows: (i) if any award under the 2017 Amended Long-Term Incentive Plan (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the Common Shares subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under the 2017 Amended Long-Term Incentive Plan; (ii) Common Shares withheld by the Company, tendered or otherwise used in payment of the exercise price of an Option will not be added (or added back, as applicable) to the aggregate number of Common Shares available under the 2017 Amended Long-Term Incentive Plan; (iii) Common Shares withheld by the Company, tendered or otherwise used to satisfy tax withholding with respect to awards will not be added (or added back, as applicable) to the aggregate number of Common Shares available under the 2017 Amended Long-Term Incentive Plan; and (iv) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will not be added (or added back, as applicable) to the aggregate number of Common Shares available under the 2017 Amended Long-Term Incentive Plan;

●	eliminated certain “evergreen” limitations on outstanding shares from time to time that could be reserved for issuance with respect to Share Units or to individual participants, as well as certain Toronto-Stock-Exchange-related limitations on shares issuable to insiders;

●	included a limit on the annual compensation of the Company’s non-employee directors;

●	updated the amendment provisions to more closely align with the rules of The Nasdaq Stock Market (“Nasdaq”); and

●	clarified that the Company may take advantage of the applicable Nasdaq exemptions to shareholder approval of equity compensation plans.

The Board will generally be able to amend the 2017 Amended Long-Term Incentive Plan, subject to shareholder approval in certain circumstances as further described in the 2017 Amended Long-Term Incentive Plan.

The foregoing description of the 2017 Amended Long-Term Incentive Plan is not complete and is in all respects qualified in its entirety by the actual provisions of the 2017 Amended Long-Term Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 6, 2026, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). As of the record date for the Annual Meeting, there were 125,321,172 Common Shares issued and outstanding and entitled to vote, of which 56,773,600 Common Shares were present by proxy or in person at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows and, pursuant to the requirements set out in subsection 11.3 of National Instrument 51-102, the Company gives notice of these results:

Proposal One — To Set the Number of Directors for the Ensuing Year at Six.

Votes For: 55,164,407

Votes Against: 1,609,193

Broker non-votes: 0

Proposal Two — Election of Directors.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Mark A. Smith	27,749,599	1,206,180	27,817,821
Peter Oliver	25,418,410	3,537,369	27,817,821
Anthony W. Fulton	27,962,280	993,498	27,817,822
Nilsa Guerrero-Mahon	20,556,963	8,398,816	27,817,821
Michael G. Maselli	22,939,856	6,015,923	27,817,821
Dean C. Kehler	22,781,962	6,173,816	27,817,822

Proposal Three — Appointment of Deloitte & Touche LLP as Auditors of the Company for the Ensuing Year and Authorizing the Directors to Fix Their Remuneration.

Votes For: 55,986,839

Votes Withheld: 786,761

Broker non-votes: 0

Proposal Four — Approval, on a Nonbinding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

Votes For: 22,285,849

Votes Against: 6,272,537

Abstentions: 397,390

Broker non-votes: 27,817,824

Proposal Five — Approval of the Amendment and Restatement of the NioCorp Developments Ltd. Long Term Incentive Plan.

Votes For: 23,285,354

Votes Against: 5,326,885

Abstentions: 343,535

Broker non-votes: 27,817,826

Proposal Six — Approval of the Amendment and Extension of the Company’s Shareholder Rights Plan.

Votes For: 23,942,251

Votes Against: 4,719,596

Abstentions: 293,931

Broker non-votes: 27,817,822

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit	Description
4.1	Amended and Restated Shareholder Rights Plan Agreement, dated as of April 6, 2026, by and between NioCorp Developments Ltd. and Computershare Investor Services Inc., as rights agent (or any successor rights agent).
10.1	NioCorp Developments Ltd. Long Term Incentive Plan, as amended through April 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: April 6, 2026	By:	/s/ Neal S. Shah
Neal S. Shah
Chief Financial Officer